UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2013

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A.	TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX-3.2.1:	Amended and Restated Bylaws

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2013, the Board of Directors of Rockville Financial, Inc. approved amendments to its Bylaws to identify that no person aged seventy (70) years or more is eligible for election or re-election as a Director, with the exception of Joseph F. Jeamel, Jr. who may be nominated and elected to serve until the 2014 annual meeting of shareholders and until his successor is duly elected and qualified. The previous Bylaws provision provided an exception for Mr. Jeamel until the 2013 annual meeting of shareholders.

The Bylaws, as amended and restated, are filed as Exhibit 3.2.1 to this Current Report, and amended Article III is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

3.2.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2013	ROCKVILLE FINANCIAL, INC.
Registrant

	By:	/s/ John T. Lund
John T. Lund
Executive Vice President/Chief Financial Officer